EXHIBIT 99.2


                   CERTIFICATION OF PERIODIC FINANCIAL REPORT

                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Obsidian Enterprises, Inc. (the "Company") certifies that the Quarterly Report on Form 10-Q of the Company for the quarter ended January 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in that Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2003           /s/ Barry S. Baer
                               ------------------------------------------------
                                  Barry S. Baer
                               Executive Vice President/Chief Financial Officer